FOR IMMEDIATE RELEASE

CONTACTS:             James G. Rakes, Chairman, President & CEO  (540) 951-6236
                      J. Robert Buchanan, Treasurer              (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                         POSTS RECORD EARNINGS FOR 2004


BLACKSBURG, VA, JANUARY 21, 2005: National Bankshares, Inc. (Nasdaq SmallCap
Market: NKSH) today announced net income for 2004 of $12.23 million, or basic net income per share of $3.48. This represents an increase 6.89% over the company's 2003 net income of $11.44 million, or $3.26 per share. For the year, National Bankshares showed a return on average assets of 1.62% and a return on average equity of 14.48%.

National Bankshares Chairman, President & CEO, James G. Rakes, commented, "Although it is always nice to be able to report another year of record earnings, it is especially gratifying to do this in the same year in which our company completed the acquisition of the loans and deposits of a branch office and the purchase of another bank. Largely because of these transactions, National Bankshares, Inc. ended the year with total assets of $796.15 million, an increase of 12.36% over last year. Net loans increased by 17.63% to $472.20 million from $401.43 million at the end of 2003. Measures of loan quality remain good. We have a firm belief that there is a bright future for community banking, and we are focused on fostering long-term relationships with our customers. With our banks and our financial services subsidiary, we think that we are well-positioned to offer customers a full range of products and services in a convenient and welcoming setting."

National Bankshares, Inc. is a financial holding company with two community bank subsidiaries, The National Bank, headquartered in Blacksburg, Virginia, and Bank of Tazewell County, with headquarters in Tazewell, Virginia. The two banks have 25 offices throughout Southwest Virginia. The company also operates a non-bank financial services subsidiary, National Bankshares Financial Services, Inc., which does business in the same market as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock is traded on the Nasdaq Stock Market under the symbol "NKSH". Additional information about the company is available on its web site at www.nationalbankshares.com.



                                 (tables follow)

National Bankshares, Inc.  And Subsidiaries

                                       Three months      Three months
(000's), except ratios                    ending            ending                     Year-to-date       Year-to-date
and percent data                       December 31,       December 31,                  December 31,       December 31,
Selected Consolidated Data:                2004              2003        Change            2004                2003        Change
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
Interest income                           $10,837          $9,947          8.95%         $41,492             $41,081         1.00%
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Interest expense                            2,963           2,678         10.64%          11,125              12,252        -9.20%
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Net interest income                         7,874           7,269          8.32%          30,367              28,829         5.33%
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Provision for loan losses                     304             414        -26.57%           1,189               1,691       -29.69%
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Noninterest income                          1,857           1,791          3.69%           7,142               6,186        15.45%
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Noninterest expense                         5,326           4,806         10.82%          20,336              18,646         9.06%
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Income taxes                                 -982            (742)        32.35%          -3,754              -3,236        16.01%
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Net income                                 $3,119          $3,098          0.68%         $12,230             $11,442         6.89%
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Basic net income per share                  $0.89           $0.88          $0.01           $3.48               $3.26         $0.22
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Fully diluted net income per share            ---             ---            ---             ---                 ---           ---
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Dividends per share                           ---             ---            ---             ---                 ---           ---
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Dividend payout ratio                         ---             ---            ---             ---                 ---           ---
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Book value per share                          ---             ---            ---          $24.75               22.94         $1.81
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Balance sheet at period-end:
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Loans, net                                    ---             ---            ---        $472,199            $401,428        17.63%
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Total securities                              ---             ---            ---         250,708             230,154         8.93%
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Total deposits                                ---             ---            ---         705,932             625,378        12.88%
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Other borrowings                              ---             ---            ---             297                 135       120.00%
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Stockholders' equity                          ---             ---            ---          87,088              80,641         7.99%
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Total Assets                                  ---             ---            ---         796,154             708,560        12.36%
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Daily averages:
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Loans,net                                 469,159        $405,082         15.82%        $438,761            $405,696         8.15%
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Total securities                          254,778         235,914          8.00%         250,305             229,004         9.30%
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Total deposits                            698,177         619,365         12.72%         665,627             616,823         7.91%
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Other borrowings                              712             187        280.75%             531                 194       173.71%
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Stockholders' equity                       87,990          80,052          9.92%          84,479              77,486         9.02%
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Interest-earning assets                   742,079         669,654         10.82%         711,789             664,543         7.11%
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Interest-bearing liabilities              594,542         536,140         10.89%         572,838             537,257         6.62%
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Total Assets                              789,921         702,183         12.50%         753,730             697,012         8.14%
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Financial ratios: Note (1)
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Return on average assets                    1.57%           1.75%          -0.18           1.62%               1.64%         -0.02
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Return on average equity                   14.10%          15.35%          -1.25          14.48%              14.77%         -0.29
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Net interest margin                         4.62%           4.73%            ---           4.70%               4.82%         -0.12
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Efficiency ratio                              ---             ---            ---          50.21%              49.03%          1.18
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Average equity to average assets           11.14%          11.40%          -0.26          11.21%              11.12%          0.09
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 Note (1)  Ratio change measured in bp


Allowance for loan losses:
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Beginning balance                          $5,835          $5,502          6.05%          $5,369              $5,092         5.44%
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Provision for losses                          304             414        -26.57%           1,189               1,691       -29.69%
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Charge-offs                                  -459            -601        -23.63%          -1,550              -1,660        -6.63%
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Recoveries                                     49              54         -9.26%             223                 246        -9.35%
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Acquisition of C.N.B.                           0             ---        100.00%             498                 ---       100.00%
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Ending balance                             $5,729          $5,369          6.71%          $5,729              $5,369         6.71%
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Nonperforming assets:
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Nonaccrual loans                              ---             ---            ---            $394                $354        11.30%
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Restructured loans                            ---             ---            ---             ---                 ---           ---
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Total nonperforming loans                     ---             ---            ---             394                 354        11.30%
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Other real estate owned                       ---             ---            ---             895               1,663       -46.18%
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Total nonperforming assets                    ---             ---            ---          $1,289              $2,017       -36.09%
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Asset quality ratios: Note (2)
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Nonperforming loans to total loans            ---             ---            ---           0.08%               0.09%          0.00
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Allowance for loan losses to total loans      ---             ---            ---           1.20%               1.32%         -0.12
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Allowance for loan losses
  to nonperforming loans                      ---             ---            ---        1454.06%            1516.67%        -62.61
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 Note (2)  Ratio change measured in bp
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